Going Concern	12 Months Ended
Dec. 31, 2012
Going Concern

16. Going Concern

The Company has accumulated losses from inception through December 31, 2012 of $10,686,133, has minimal assets, and has negative working capital. These factors raise substantial doubt about the Company’s ability to continue as a going concern. These factors may have potential adverse effects on the Company including the ceasing of operations.

On May 4, 2012, the Company completed the Merger with a publicly-traded company. See Note 13 above. The Merger enabled the Company to obtain substantial additional equity capital to finance the Company’s operations through January 2013. Management believes that it will receive additional equity capital in the first quarter of 2013 although such funding is not guaranteed. If capital raising efforts are unsuccessful, discontinuance of operations is possible. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.